UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2009

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Portfolio Management Discussion and Performance Summary	2
Schedule of Investments	7
Financial Statements	14
Notes to Financial Statements	17
Financial Highlights	26
Other Information	28

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

The Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. The Fund may purchase the securities of issuers that are in default. Non-investment grade securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also make substantial investments in derivative instruments. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. These risks may result in greater share price volatility. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the shares.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund

Portfolio Management Discussion and Analysis
The Fund commenced operations on June 15, 2009. Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Fund’s performance and positioning for the period from its inception date through September 30, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Credit Strategies Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated a cumulative total return, without a sales charge of 6.25%. This return compares to the 0.09% cumulative total return of the Fund’s benchmark, the Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “Merrill Lynch Index”) during the same time period.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	The corporate credit markets, both investment grade and high yield, enjoyed an impressive rally during the Reporting Period. Credit spreads, or the difference in yields between corporate bonds and duration-equivalent Treasury securities, tightened due to positive economic data, favorable supply and demand technicals, and investors’ growing risk appetite. In other words, this spread tightening was supported by robust fund inflows that created a technical tailwind, which, in turn, allowed companies to begin to restructure their balance sheets through refinancings, amendments, waivers and exchanges. Year-to-date through September 30, more than $55 billion flowed into corporate bond mutual funds, helping to set the tone for what is anticipated to be a year of record corporate bond issuance. Such strong issuance buoyed improving corporate fundamentals. Spreads ended the Reporting Period at their narrowest levels of the calendar year, reaching levels not seen since June 2008 before the aggressive selloff of the financial crisis.

Nevertheless, corporate balance sheets remained highly leveraged at the end of September 2009. Approximately 95% of the leveraged loan market and 60% of the high yield corporate bond market need to be refinanced by 2015.

Investment Objective

The Fund seeks a total return comprised of income and capital appreciation.

Within the investment grade corporate bond market, financials led the third calendar quarter rally, driven by increased bank issuance of debt securities as balance sheets were deleveraged and funding gaps plunged. Although investment grade corporate bond issuance was robust throughout the Reporting Period, supply was unable to keep up with demand. Interestingly, dispersion between the highest and lowest quality credits in the corporate bond universe widened during the Reporting Period, as correlation, or the tendency of prices to move in tandem, decreased. Lower quality credits made the largest gains.

Within the high yield segment of the corporate credit market, the strong rally was heavily influenced by investors reaching for yield in a near-zero interest rate environment as well as by perceived economic and financial stability and increased liquidity. The largest gains were made by bonds rated CCC or less.

Much of the strength in the high yield corporate bond market during the Reporting Period was also attributable to the record issuance of non-financial corporate bonds. Year-to-date through September 30, U.S. high yield corporate bond issuance was approximately $110 billion, primarily driven by healthy demand from investors. During the Reporting Period, companies at risk of covenant breaches and seeking to reduce their exposure to near-term maturities issued bonds to replace bank debt in their capital structure. Further, default expectations were revised downward during the Reporting Period, as liquidity improved in the high yield bond market, allowing companies to refinance near-term maturity debt obligations. Expectations for high yield defaults varied substantially. Standard & Poor’s 12-month expectation stood at 13.9%. Credit Suisse First Boston and Moody’s predicted speculative grade defaults will decline and were reporting expected default rates of between 3% to 5% and 4.4%, respectively, for 2010. As near-term default concerns subsided, high yield

PORTFOLIO RESULTS

issuers also worked to repair their balance sheets by issuing equity to reduce leverage and by using internal cash flows to refinance short-term maturities. Year-to-date through September 30, approximately $24 billion in equity capital had been issued by high yield issuers.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Consistent with the cornerstone of our investment process, which seeks a total return comprised of income and capital appreciation through top-down security selection, the Fund’s performance during the Reporting Period was due to effective individual security selection across the spectrum of corporate credit.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	Security selection among investment grade and high yield corporate bonds, bank loans and convertible securities was particularly effective. As the Fund, which launched on June 15, 2009, was becoming fully invested in the midst of a strong rally, the Fund’s allocation to cash was a drag on its performance during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. The Fund is focused solely on credit selection.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	With the Fund launching on June 15, 2009, it was not a matter of making changes during the Reporting Period but rather of building the Fund’s portfolio in a prudent manner to reach its fully invested status. For example, the Fund invested in a number of issuers that offered what we believed to be attractive risk-adjusted returns in shorter-dated paper. Specifically, we purchased bonds issued by companies with strong liquidity profiles, such as GMAC, Ford Motor Credit and Sallie Mae, as we believe these companies have the ability to meet their near-term obligations. At the end of September 2009, the Fund had approximately 10% of its total net assets invested in securities with a maturity of less than one year.

Also, while the Fund seeks the best risk-adjusted return opportunities across the corporate credit market, regardless of issuer rating, we tended to focus on BB-rated and B-rated issuers. During the credit market rally that took place during 2009 year-to-date, many investors were chasing the returns of the weakest companies. As mentioned, this led to outperformance among the lowest quality issuers. At the same time, more risk-averse investors, who were seeking incremental yield over Treasuries, pushed down yields on the highest quality corporate bonds. Thus, we believe that some of the best opportunities for investors exist in bonds rated BB and B. The average credit rating of the portfolio was BB at the end of September.

Q	How was the Fund positioned at the end of September 2009?

A	As of September 30, 2009, approximately 84% of the Fund’s total net assets were invested in high yield and investment grade corporate bonds, 3% in first lien, or senior, secured loans, and 8% in convertible securities. The Fund had a total of 142 holdings at September 30, 2009, with the Fund’s top corporate issuers being GMAC, HCA, Sprint, Ford Motor Credit and Sallie Mae, as measured by a percentage of total net assets invested.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Going forward, we intend to continue seeking to capitalize on the inefficiencies across the entire spectrum of the corporate credit market as we manage the Fund. As mentioned above, record flows into credit have permitted companies to refinance at attractive levels, thereby lowering default risk. With expectations of fewer defaults, we believe investment grade and sub-investment grade credit assets should perform well in virtually any positive economic growth scenario. Technicals and fundamentals have become closely linked, and so we expect both fund flows and fundamentals to continue to drive the corporate credit market in the months ahead. At the end of the third calendar quarter, corporate management teams were

PORTFOLIO RESULTS

focused on managing liquidity and deleveraging their balance sheets, which is positive for bondholders. We believe that accommodative capital markets fueled by positive fund flows should provide capacity for management to reorganize, manage liquidity needs and execute capital structure improvements.

Given this backdrop, we expect credit spreads to continue to narrow further in the coming months, albeit at a significantly slower pace than we witnessed year-to-date through September 30. Therefore, we expect individual issuer and security selection to be of paramount importance as the market increasingly differentiates between good and bad companies. We intend to continue to allocate investments to what we believe are the most attractive opportunities across the corporate credit quality spectrum and corporate capital structure. At the same time, we continue to monitor what we believe to be the key risks for the credit market, including economic relapse, policy missteps, rising interest rates and deflation. Whatever the credit cycle or opportunity, our corporate credit team will continue to perform rigorous research to identify what we believe to be the best current credit investment opportunities.

FUND BASICS

Credit Strategies Fund
as of September 30, 2009

PERFORMANCE REVIEW

		Merrill Lynch USD
June 15, 2009–	Fund Total Return	Libor 1–Month Constant	30–Day
September 30, 2009	(based on NAV1)	Maturity Index[2]	Standardized Yield[3]

Common Shares	6.25%	0.09%	5.22%

[1]	The net asset value (NAV) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Merrill Lynch USD 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not correlate with the dividends or other distributions paid to shareholders.

STANDARDIZED TOTAL RETURNS4

For the period ended 9/30/09	Since Inception	Inception Date

Common Shares	3.56%	6/15/09

[4]	The Standardized Total Return is the cumulative total return as of the most recent calendar quarter-end. It assumes reinvestment of all distributions at NAV. This return reflects a maximum initial sales charge of 2.5%.
The return represents past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Common Shares	1.60%	1.61%

[5]	The expense ratios of the Fund, both current (net of applicable expense limitations) and before waivers (gross of applicable expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets as of 9/30/09

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum up to 100% due to the exclusion of other assets and liabilities.

[7]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Obligations Sector.

TOP TEN INDUSTRY ALLOCATIONS8

Percentage of Net Assets
as of 9/30/09

Energy — Exploration & Production	12.3%
Finance	8.3
Health Care — Services	8.0
Telecommunications	7.5
Telecommunications — Cellular	4.7
Automotive	4.0
Health Care — Medical Products	3.9
Media — Cable	3.9
Paper	3.6
Retailers	3.4

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – 84.3%

Aerospace/Defense(a) – 1.3%
L-3 Communications Corp. (BB+/Ba2)
	$1,500,000	7.625%		06/15/12	$1,522,500
	640,000	6.125		07/15/13	649,600
Spirit Aerosystems, Inc. (BB/B2)(b)
	1,000,000	7.500		10/01/17	995,000

					3,167,100

Airlines(a)(b) – 0.2%
Delta Air Lines, Inc. (BB-/Ba2)
	393,000	9.500		09/15/14	396,930

Automotive – 4.0%
FCE Bank PLC (B-/Caa1)
EUR	300,000	7.125		01/16/12	417,997
Ford Motor Credit Co. LLC (CCC+/Caa1)
	$200,000	7.375		10/28/09	200,000
EUR	200,000	4.875		01/15/10	289,745
	$1,840,000	9.750	(c)	09/15/10	1,890,600
	1,030,000	9.875		08/10/11	1,053,175
	5,825,000	7.250		10/25/11	5,664,812

					9,516,329

Automotive Parts(a) – 1.2%
The Goodyear Tire & Rubber Co. (B+/B1)
	995,000	5.010	(d)	12/01/09	993,756
	1,000,000	8.625		12/01/11	1,037,500
The Goodyear Tire & Rubber Co. (B+/B2)
	850,000	7.857		08/15/11	869,125

					2,900,381

Capital Goods(a) – 0.6%
Mueller Water Products, Inc. (B-/Caa1)
	425,000	7.375		06/01/17	369,750
Terex Corp. (BB-/B2)
	1,000,000	10.875		06/01/16	1,090,000

					1,459,750

Chemicals(a)(b) – 0.4%
Clean Harbors, Inc. (BB-/Ba2)
	750,000	7.625		08/15/16	761,250
The Mosaic Co. (BBB-/Baa2)
	75,000	7.375		12/01/14	80,250
	170,000	7.625		12/01/16	182,750

					1,024,250

Construction Machinery(a)(b) – 0.2%
Case New Holland, Inc. (BB+/Ba3)
	500,000	7.750		09/01/13	498,750

Distributors(a) – 1.2%
Ferrellgas Partners LP (B-/B2)
	310,000	8.750		06/15/12	313,100
Suburban Propane Partners LP (BB-/Ba3)
	2,500,000	6.875		12/15/13	2,475,000

					2,788,100

Electric(a) – 0.6%
NiSource Finance Corp. (BBB-/Baa3)
	750,000	6.400		03/15/18	764,201
	750,000	6.800		01/15/19	764,925

					1,529,126

Energy – Exploration & Production – 12.3%
Chesapeake Energy Corp. (BB/Ba3)
	2,775,000	7.500	(a)	09/15/13	2,754,187
	125,000	9.500		02/15/15	131,563
	1,000,000	6.375	(a)	06/15/15	932,500
	125,000	6.625	(a)	01/15/16	118,125
	1,215,000	6.500	(a)	08/15/17	1,120,837
	1,680,000	7.250	(a)	12/15/18	1,591,800
	3,050,000	2.250	(a)(e)	12/15/38	2,279,875
Continental Resources, Inc. (BB/B2)(a)(b)
	1,075,000	8.250		10/01/19	1,104,563
EXCO Resources, Inc. (B/Caa1)(a)
	3,750,000	7.250		01/15/11	3,721,875
KCS Energy, Inc. (B/B3)(a)
	3,597,000	7.125		04/01/12	3,579,015
Newfield Exploration Co. (BB-/Ba3)(a)
	310,000	6.625		09/01/14	306,125
	250,000	6.625		04/15/16	245,625
	100,000	7.125		05/15/18	99,875
PetroHawk Energy Corp. (B/B3)(a)
	2,225,000	9.125		07/15/13	2,286,187
Plains Exploration & Production Co. (BB/B1)(a)
	1,475,000	7.750		06/15/15	1,467,625
	1,725,000	10.000		03/01/16	1,863,000
	525,000	8.625		10/15/19	532,875
Quicksilver Resources, Inc. (B/B2)(a)
	1,000,000	8.250		08/01/15	972,500
Southwestern Energy Co. (BB+/Ba2)(a)
	1,040,000	7.500		02/01/18	1,050,400
Whiting Petroleum Corp. (BB/B1)(a)
	2,725,000	7.250		05/01/12	2,725,000
	515,000	7.250		05/01/13	513,713

					29,397,265

Finance – 8.3%
GMAC International Finance BV (CCC/Ca)
EUR	250,000	5.750		05/21/10	360,349
GMAC LLC (CCC/Ca)
	$6,275,000	7.750		01/19/10	6,275,000
GMAC, Inc. (CCC/Ca)
	2,100,000	7.750	(b)	01/19/10	2,100,000
EUR	1,375,000	5.750		09/27/10	1,941,681
SLM Corp. (BBB-/Ba1)
	$1,760,000	4.000		01/15/10	1,751,503
	500,000	0.340	(d)	03/15/10	478,985
	4,380,000	4.500		07/26/10	4,255,401
	2,850,000	0.664	(d)	07/26/10	2,706,612

					19,869,531

Food & Beverage(a)(b) – 0.5%
Smithfield Foods, Inc. (B+/Ba3)
	1,250,000	10.000		07/15/14	1,312,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)

Food & Drug Retailers – 1.5%
Great Atlantic & Pacific Tea Co. (CCC/Caa1)
	$2,878,000	5.125%		06/15/11	$2,741,295
	875,000	6.750	(a)	12/15/12	760,156

					3,501,451

Gaming(a)(b) – 1.9%
MGM Mirage, Inc. (B/B1)
	3,501,000	10.375		05/15/14	3,754,823
Yonkers Racing Corp. (B+/B1)
	750,000	11.375		07/15/16	765,000

					4,519,823

Health Care – Medical Products – 3.5%
Bausch & Lomb, Inc. (B/Caa1)(a)
	2,250,000	9.875		11/01/15	2,362,500
Boston Scientific Corp. (BB+/Ba1)(a)
	610,000	6.250		11/15/35	558,912
Hologic, Inc. (BB-/NR)(a)(c)(e)
	2,210,000	2.000		12/15/37	1,822,304
Inverness Medical Innovations, Inc. (B-/B2)(a)
	1,250,000	7.875	(b)	02/01/16	1,206,250
	1,575,000	7.875		02/01/16	1,519,875
Inverness Medical Innovations, Inc. (B-/B3)(a)
	330,000	9.000		05/15/16	327,938
Wright Medical Group, Inc. (NR/NR)
	650,000	2.625		12/01/14	549,185

					8,346,964

Health Care – Services(a) – 8.0%
Alliance HealthCare Services, Inc. (B/B3)
	1,125,000	7.250		12/15/12	1,085,625
Community Health Systems, Inc. (B/B3)
	790,000	8.875		07/15/15	809,750
DaVita, Inc. (B+/B1)
	1,478,000	6.625		03/15/13	1,463,220
Elan Corp. PLC (B/B2)(b)
	950,000	8.750		10/15/16	939,588
HCA, Inc. (B-/Caa1)
	4,700,000	7.875		02/01/11	4,741,125
HCA, Inc. (BB/Ba3)(b)
	279,000	8.500		04/15/19	290,160
	5,448,000	7.875		02/15/20	5,488,860
LifePoint Hospitals, Inc. (B/NR)
	662,000	3.500		05/15/14	572,641
Tenet Healthcare Corp. (BB-/B2)(b)
	1,000,000	8.875		07/01/19	1,060,000
Tenet Healthcare Corp. (CCC+/Caa2)
	1,405,000	7.375		02/01/13	1,390,950
US Oncology, Inc. (B/Ba3)(b)
	1,290,000	9.125		08/15/17	1,354,500

					19,196,419

Home Construction(a)(b) – 0.1%
USG Corp. (BB/B1)
	250,000	9.750		08/01/14	261,250

Lodging – 2.5%
Felcor Lodging LP (B-/B2)(a)(b)
	3,000,000	10.000		10/01/14	2,902,500
Felcor Lodging LP (B-/Caa1)
	750,000	8.500		06/01/11	752,813
	2,300,000	3.135	(d)	12/01/11	2,277,000

					5,932,313

Media(a) – 2.8%
DIRECTV Holdings LLC (BBB-/Ba2)
	1,350,000	8.375		03/15/13	1,387,692
	3,200,000	4.750	(b)	10/01/14	3,212,947
	1,000,000	6.375		06/15/15	1,013,750
DISH DBS Corp. (BB-/Ba3)
	1,000,000	7.000		10/01/13	1,007,500

					6,621,889

Media – Broadcasting & Radio – 2.9%
UnitedGlobalCom, Inc. (B-/NR)(a)(e)
EUR	2,860,000	1.750		04/15/11	3,949,762
Univision Communications, Inc. (B-/B2)(a)(b)
	$970,000	12.000		07/01/14	1,050,025
UPC Holding BV (B-/B2)(a)(b)
	500,000	9.875		04/15/18	525,000
XM Satellite Radio Holdings, Inc. (CCC/C)
	500,000	10.000		12/01/09	502,500
XM Satellite Radio, Inc. (B+/Caa2)(a)(b)
	1,000,000	11.250		06/15/13	1,035,000

					7,062,287

Media – Cable – 3.9%
Cablevision Systems Corp. (B+/B1)(a)(b)
	1,250,000	8.625		09/15/17	1,287,500
Charter Communications Operating LLC (D/B1)(a)(b)
	3,070,000	8.000		04/30/12	3,100,700
	1,716,000	10.375		04/30/14	1,733,160
CSC Holdings, Inc. Series B (BB/Ba3)
	1,490,000	7.625		04/01/11	1,553,325
Virgin Media Finance PLC (B/B2)(a)
	1,550,000	9.500		08/15/16	1,635,250

					9,309,935

Packaging(a) – 2.1%
Ball Corp. (BB+/Ba1)
	125,000	7.125		09/01/16	127,500
	200,000	7.375		09/01/19	203,000
Crown Americas LLC (BB-/B1)
	1,750,000	7.625		11/15/13	1,767,500
Graphic Packaging International, Inc. (B-/NR)(b)
	450,000	9.500		06/15/17	477,000
Graphic Packaging International, Inc. (B-/B3)(b)
	500,000	9.500		06/15/17	530,000
Owens-Brockway Glass Container, Inc. (BB/Ba3)
	1,300,000	6.750		12/01/14	1,295,125
Sealed Air Corp. (BB+/Baa3)(b)
	500,000	7.875		06/15/17	530,523

					4,930,648

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)

Paper(a) – 3.6%
Georgia-Pacific LLC (BB-/Ba3)(b)
$6,000,000	8.250%		05/01/16	$6,210,000
International Paper Co. (BBB/Baa3)
2,300,000	7.500		08/15/21	2,437,000

				8,647,000

Pipelines(a) – 0.7%
Regency Energy Partners LP (B/B1)
350,000	8.375		12/15/13	355,250
1,250,000	9.375	(b)	06/01/16	1,300,000

				1,655,250

Property/Casualty Insurance(a)(d) – 0.3%
The Chubb Corp. (A-/A3)
900,000	6.375		03/29/67	810,000

Railroads(a)(b) – 0.5%
RailAmerica, Inc. (BB-/B1)
1,195,000	9.250		07/01/17	1,251,763

Restaurants(a)(b) – 0.4%
Wendy’s/Arby’s Restaurants LLC (B+/B2)
875,000	10.000		07/15/16	927,500

Retailers – 3.4%
GameStop Corp. (BB+/Ba1)(a)
2,500,000	8.000		10/01/12	2,581,250
JC Penney Corp., Inc. (BB/Ba1)
1,475,000	6.375		10/15/36	1,216,875
Macy’s Retail Holdings, Inc. (BB/Ba2)(a)
2,540,000	6.625		04/01/11	2,566,253
1,750,000	5.350		03/15/12	1,715,000

				8,079,378

Services Cyclical – Consumer Services(a) – 0.4%
Service Corp. International (BB-/B1)
300,000	7.375		10/01/14	302,625
650,000	7.000		06/15/17	633,750

				936,375

Services Cyclical – Rental Equipment(a) – 1.6%
United Rentals North America, Inc. (B/B2)(b)
2,350,000	10.875		06/15/16	2,508,625
United Rentals North America, Inc. (CCC+/Caa1)(e)
1,456,000	1.875		10/15/23	1,375,920

				3,884,545

Technology – 0.7%
Linear Technology Corp. (NR/NR)(a)(e)
1,010,000	3.000		05/01/27	974,650
SAVVIS, Inc. (NR/NR)
870,000	3.000		05/15/12	752,550

				1,727,200

Telecommunications(a) – 7.5%
Citizens Communications Co. (BB/Ba2)
5,250,000	9.250		05/15/11	5,722,500

Frontier Communications Corp. (BB/Ba2)
350,000	8.125		10/01/18	354,375
Qwest Capital Funding, Inc. (B+/B1)
1,875,000	7.250		02/15/11	1,875,000
Qwest Communications International, Inc. (B+/B1)(e)
1,000,000	3.500		11/15/25	1,006,970
Qwest Communications International, Inc. (B+/Ba3)(b)
725,000	8.000		10/01/15	721,375
Qwest Corp. (BBB-/Ba1)(b)
3,000,000	8.375		05/01/16	3,082,500
Windstream Corp. (BB/Ba3)
3,980,000	8.125		08/01/13	4,109,350
1,025,000	7.875	(b)	11/01/17	1,021,156

				17,893,226

Telecommunications – Cellular – 4.7%
American Tower Corp. (BB+/Baa3)(a)
200,000	7.000		10/15/17	206,000
340,000	7.250	(b)	05/15/19	349,350
CC Holdings GS V LLC/Crown Castle GS III Corp. (BB/Baa3)(a)(b)
1,000,000	7.750		05/01/17	1,040,000
Nextel Communications, Inc. (BB/Ba2)(a)
3,000,000	6.875		10/31/13	2,775,000
Sprint Capital Corp. (BB/Ba2)(a)
3,975,000	7.625		01/30/11	4,064,437
2,260,000	8.375		03/15/12	2,339,100
Sprint Nextel Corp. (BB/Ba2)(d)
600,000	0.683		06/28/10	582,778

				11,356,665

Telecommunications – Satellites(a) – 0.5%
Intelsat Subsidiary Holding Co. Ltd. (BB-/B3)
1,250,000	8.500		01/15/13	1,271,875

TOTAL CORPORATE OBLIGATIONS
(Cost $195,463,111)				$201,983,768

Senior Loans(f) – 2.8%

Gaming – 0.4%
Chester Downs and Marina LLC, Term Loan, LIBOR Plus 9.875% (B/B3)
$1,000,000	12.375%		07/16/16	$987,500

Health Care – Medical Products – 0.4%
Boston Scientific Corp., Term Loan, LIBOR Plus 1.750% (BB+/Ba1)
1,135,484	2.033		04/21/11	1,104,974

Media – Non Cable – 2.0%
Dex Media East LLC, Replacement Term Loan, LIBOR Plus 2.000% (D/WR)
3,467,735	2.266		10/24/14	2,658,609
Dex Media East LLC, Term Loan A, LIBOR Plus 1.750% (D/WR)
1,313,514	2.020		10/24/13	1,010,315

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Senior Loans(f) – (continued)
Media – Non Cable – (continued)

Dex Media West LLC, New Term Loan B, LIBOR Plus 4.000% (D/WR)
$299,248	3.000%	10/24/14	$254,959
Dex Media West LLC, Term Loan A, LIBOR Plus 3.750% (D/WR)
321,538	3.000	10/24/13	273,308
Idearc, Inc., Term Loan B, LIBOR Plus 4.000% (D/WR)
1,275,000	3.250	11/17/14	539,223

			4,736,414

TOTAL SENIOR LOANS
(Cost $6,748,970)			$6,828,888

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $202,212,081)			$208,812,656

Repurchase Agreement(g) – 7.8%

Joint Repurchase Agreement Account II
$18,600,000	0.061%	10/01/09	$18,600,000
Maturity Value: $18,600,032
(Cost $18,600,000)

TOTAL INVESTMENTS – 94.9%
(Cost $220,812,081)			$227,412,656

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.1%			12,176,923

NET ASSETS – 100.0%			$239,589,579

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $57,349,048, which represents approximately 23.9% of net assets as of September 30, 2009.

(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(e)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actually remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at September 30, 2009. Senior Loans typically have rates of interest which are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(g)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on pages 12 and 13.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate
NR	—	Not Rated
WR	—	Withdrawn Rating

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Sale	03/01/10	$501,641	$512,011	$(10,370)
Euro	Sale	03/02/10	430,434	438,865	(8,431)
Euro	Sale	07/09/10	2,783,080	2,925,082	(142,002)
Euro	Sale	09/15/10	1,200,000	1,233,979	(33,979)

TOTAL					$(194,782)

INTEREST RATE SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by
Swap Counterparty	(000s)	Date	the Fund	the Fund	Market Value#

Citibank NA	$1,000	08/25/14	3 month LIBOR	2.829%	$(12,081)
	3,000	09/16/14	3 month LIBOR	2.738	(17,498)
	500	09/03/19	3 month LIBOR	3.727	(13,224)
Deutsche Bank Securities, Inc.	300	06/17/14	3 month LIBOR	3.162	(10,756)
	1,000	08/18/14	3 month LIBOR	2.936	(17,854)
	450	06/26/19	3 month LIBOR	3.957	(24,614)

TOTAL					$(96,027)

#	There are no upfront payments on the swaps listed above, therefore, the unrealized loss of the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2009, the Fund had an undivided interest in the Joint Repurchase Agreement Account II which equaled $18,600,000 in principal amount.

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,033,500,000	0.08%	10/01/09	$1,033,502,297

Barclays Capital, Inc.	800,000,000	0.03	10/01/09	800,000,667

Barclays Capital, Inc.	2,250,000,000	0.04	10/01/09	2,250,002,500

Citigroup Global Markets, Inc.	1,500,000,000	0.06	10/01/09	1,500,002,500

Credit Suisse Securities (USA) LLC	1,000,000,000	0.03	10/01/09	1,000,000,833

Credit Suisse Securities (USA) LLC	1,950,000,000	0.07	10/01/09	1,950,003,792

Deutsche Bank Securities, Inc.	300,000,000	0.04	10/01/09	300,000,333

Deutsche Bank Securities, Inc.	1,150,000,000	0.08	10/01/09	1,150,002,556

JPMorgan Securities	500,000,000	0.04	10/01/09	500,000,556

JPMorgan Securities	4,121,500,000	0.07	10/01/09	4,121,508,014

Merrill Lynch & Co., Inc.	950,000,000	0.07	10/01/09	950,001,847

Morgan Stanley & Co.	2,160,300,000	0.05	10/01/09	2,160,303,000

RBS Securities, Inc.	500,000,000	0.07	10/01/09	500,000,972

UBS Securities LLC	1,295,000,000	0.08	10/01/09	1,295,002,878

Wachovia Capital Markets	550,000,000	0.07	10/01/09	550,001,069

TOTAL				$20,060,333,814

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II (continued)

At September 30, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	3.800% to 6.900%	11/04/09 to 08/03/37

Federal Home Loan Bank	0.820 to 6.640	10/02/09 to 03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 15.000	10/13/09 to 10/01/39

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/18

Federal National Mortgage Association	0.000 to 16.000	10/01/09 to 07/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	05/15/20

Government National Mortgage Association	4.500 to 6.000	07/15/35 to 09/15/39

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Inflation Protected Securities	0.625 to 4.250	01/15/10 to 01/15/15

U.S. Treasury Interest-Only Stripped Securities	0.000	11/30/09 to 08/15/19

U.S. Treasury Notes	1.750 to 7.250	08/31/11 to 02/15/18

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/09 to 08/15/17

The aggregate market value of the collateral, including accrued interest, was $20,558,837,843.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities
September 30, 2009 (Unaudited)

Assets:

Investments in securities, at value (identified cost $220,812,081)	$227,412,656
Cash	108,986
Foreign currencies, at value (identified cost $1,158,868)	1,157,800
Receivables:
Fund shares sold	24,934,939
Investment securities sold, at value	4,462,913
Interest receivable, at value	3,835,371
Deferred offering costs	219,993
Reimbursement from investment adviser	17,554
Other assets, at value	4,580

Total assets	262,154,792

Liabilities:

Payables:
Investment securities purchased	21,203,912
Income distribution	474,727
Amounts owed to affiliates	230,557
Forward foreign currency exchange contracts, at value	194,782
Swap contracts, at value	96,027
Accrued expenses	365,208

Total liabilities	22,565,213

Net Assets:

Paid-in capital	231,685,277
Accumulated undistributed net investment income	17,167
Accumulated net realized gain from investment, swap and foreign currency related transactions	1,576,568
Net unrealized gain on investments, swaps and translation of assets and liabilities denominated in foreign currencies	6,310,567

NET ASSETS	$239,589,579

Shares Outstanding $0.001 par value (unlimited shares authorized):	22,863,496
Net asset value, offering price per share(a)	$10.48

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0256) is $10.75.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations
For the Period Ended September 30, 2009 (Unaudited)(a)

Investment income:

Interest	$2,950,078

Expenses:

Management fees	432,293
Service fees	108,073
Amortization of offering costs	67,648
Transfer Agent fees	64,844
Professional fees	41,320
Custody and accounting fees	23,072
Printing fees	22,123
Registration fees	11,386
Trustee fees	6,800
Other	7,281

Total expenses	784,840

Less — expense reductions	(93,187)

Net expenses	691,653

NET INVESTMENT INCOME	2,258,425

Realized and unrealized gain (loss) from investment, swap and foreign currency related transactions:

Net realized gain from:
Investment transactions	1,516,313
Swap contracts	56,412
Foreign currency related transactions	3,843
Unrealized gain (loss) on:
Investments	6,600,575
Swap contracts	(96,027)
Translation of assets and liabilities denominated in foreign currencies	(193,981)

Net realized and unrealized gain from investment, swap and foreign currency related transactions	7,887,135

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,145,560

(a)	Commenced operations on June 15, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Changes in Net Assets
For the Period Ended September 30, 2009 (Unaudited)(a)

From operations:

Net investment income	$2,258,425
Net realized gain from investment, swap and foreign currency related transactions	1,576,568
Unrealized gain on investments, swaps and translation of assets and liabilities denominated in foreign currencies	6,310,567

Net increase in net assets resulting from operations	10,145,560

Distributions to shareholders:

From net investment income	(2,241,258)

From share transactions:

Net proceeds from sales of shares	235,024,638
Reinvestment of distributions	1,765,354
Cost of shares repurchased	(5,104,715)

Net increase in net assets resulting from share transactions	231,685,277

TOTAL INCREASE	239,589,579

Net assets:

Beginning of period	—

End of period	$239,589,579

Accumulated undistributed net investment income	$17,167

(a)	Commenced operations on June 15, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements
September 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the Shares pursuant to a Distribution Agreement. It is currently anticipated that Goldman Sachs will receive no compensation for its services as Distributor.
The Fund is an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as the investment adviser pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Fund is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the NAV per share on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings;

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statement to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Fund’s policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Fund. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.

D. Expenses — Expenses incurred by the Fund that do not specifically relate to the Fund or may be shared with other funds in the Goldman Sachs Complex, as appropriate, are allocated to the Fund on a straight-line and/or “pro rata” basis depending upon the nature of the expense and are accrued daily.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986 as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid quarterly and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements. The current tax year remains subject to examination by tax authorities.

F. Foreign Currency Translations — The books and records of the Fund are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities sold during the period are segregated in the Statement of Operations from the effects of changes in market prices of those investments, and are included with the net realized gain (loss) on foreign currency related transactions. The effect of changes in foreign currency exchange rates on fixed income securities held at period end are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included with the net change in unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

Non U.S. currency symbols utilized throughout the report are defined as follows: EUR = Euro

G. Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund have been borne directly by GSAM.

H. Repurchase Agreements — The Fund may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund’s credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

I. Senior Loans — The Fund invests in Senior Loans. Senior Loans, while exempt from registering under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

J. Derivatives — The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Fund. The Fund records realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

Swap Contracts — The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The Fund may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Fund’s books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statement of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statement of Operations. The Fund invests in the following type of swap:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
In June 2009, the Fund adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities” which requires enhanced disclosures about the Fund’s derivatives and hedging activities. The following table sets forth the gross value of the Fund’s derivative contracts for trading activities by certain risk types as

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of September 30, 2009. The values in the table below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of Assets and Liabilities	Derivative		Number of
Risk	Location	Liabilities		Contracts

Interest rate	Swap contracts, at value	$(96,027	)(a)	6
Currency	Forward foreign currency exchange contracts, at value	(194,782)		4

Derivative contracts, at value		$(290,809)		10

(a)	Amount represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth by certain risk types the Fund’s gains (losses) related to derivative activities for the period ended September 30, 2009 in accordance with ASC 815. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Unrealized gain (loss)” in the Statement of Operations:

	Location of Gain or (Loss) on Derivatives	Net Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest Rate	Net realized gain (loss) from swap contracts/Unrealized gain (loss) on swap contracts	$56,412	$(96,027)
Currency	Net realized gain (loss) from foreign currency related transactions/Unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	—	(194,782)

Total		$56,412	$(290,809)

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for its services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the period ended September 30, 2009, contractual and effective management fee with GSAM was at the following rates:

Contractual Management Rates
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B. Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal on an annual basis up to 0.25% of the Fund’s average daily net assets attributed to the Shares.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is calculated daily and payable monthly at an annual rate of 0.15% of the average daily net assets of the Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding management fees, service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.20% of the average daily net assets of the Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Fund will not be obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These expense limitations may be modified or terminated at any time at the option of GSAM. For the period ended September 30, 2009, GSAM reimbursed $93,187 to the Fund.
For the period ended September 30, 2009, the amounts owed to affiliates were $166,613, $38,952 and $24,992 for management, service, and transfer agent fees, respectively.

E. Line of Credit Facility — The Fund participates in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Fund and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the period ended September 30, 2009, the Fund did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS CREDIT STRATEGIES FUND

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Fund’s investments categorized in the fair value hierarchy:

	Level 1	Level 2	Level 3

Assets
Fixed Income
Corporate Obligations	$—	$198,034,006	$3,949,762
Senior Loans	—	6,828,888	—
Repurchase Agreements	—	18,600,000	—

Total	$—	$223,462,894	$3,949,762

Liabilities
Derivatives	$—	$(290,809)	$—

Level 3 reconciliation

Fixed Income —
Corporate Obligations

Beginning Balance as of June 15, 2009	$—
Realized Gain (Loss)	—
Unrealized Gain (Loss) relating to instruments still held at reporting date	603,183
Net Purchases (Sales)	3,346,579
Net Transfers in and/or out of Level 3	—

Ending Balance as of September 30, 2009	$3,949,762

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended September 30, 2009, were $244,838,236 and $44,577,362 for purchases and sales and maturities, respectively.

6. TAX INFORMATION

At September 30, 2009, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax Cost	$220,812,081

Gross unrealized gain	6,723,765
Gross unrealized loss	(123,190)

Net unrealized security gain	$6,600,575

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

7. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities, may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Furthermore, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risk — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Repurchase Offer Risk — Certain shareholders, including Goldman Sachs Private Wealth Management clients and other clients or affiliates of GSAM and/or other funds managed by GSAM, may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these shareholders of these Shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through November 24, 2009, the date that the financial statements were issued.

GOLDMAN SACHS CREDIT STRATEGIES FUND

10. SHARES OF BENEFICIAL INTEREST

Each quarter, the Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.

For the period ended September 30, 2009, the Fund extended the following Repurchase Offer:

	Percentage of Outstanding Shares
Repurchase Request	the Fund Offered to be	Amount of Shares the Fund	Number of Shares
Deadline	Repurchased	Offered to Repurchase	Tendered

9/18/2009	5%	1,018,661	488,958

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 50,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Period Ended
	September 30, 2009(a)
	Shares	Dollars

Shares sold	23,184,004	$235,024,638
Reinvestment of distributions	168,450	1,765,354
Shares repurchased	(488,958)	(5,104,715)

NET INCREASE	22,863,496	$231,685,277

(a)	Commenced operations on June 15, 2009.

11. SUBSEQUENT EVENT

Common Share Issuance — At a meeting held on November 19, 2009, the Board of Trustees approved the issuance of an additional 75,000,000 shares of beneficial interest of the Trust.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
	of period	income(a)	gain	operations	income

FOR THE PERIOD ENDED SEPTEMBER 30, 2009 (UNAUDITED)

2009 (Commenced June 15, 2009)	$10.00	$0.15	$0.47	$0.62	$(0.14)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)  Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Ratios assuming no
expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$10.48	6.25%	$239,590	1.60%	5.24%	1.82%	5.02%	31%

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Fund Expenses — Period Ended September 30, 2009 (Unaudited)

As a shareholder of Common Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees; service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 15, 2009 (commencement of operations) through September 30, 2009.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid for the
	Account Value	Account Value	period ended
Common Shares	6/15/09	9/30/09	9/30/09*
Actual	$1,000.00	$1,062.50	$4.84
Hypothetical 5% return	1,000.00	1,009.70 +	4.71

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the period ended September 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.60%.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Credit Strategies Fund (the “Fund”) is a newly-organized, closed-end management investment company that commenced investment operations on June 15, 2009. At a meeting held on March 12, 2009 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for a term lasting until June 30, 2010.

At the Meeting the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed fees and anticipated expenses with those paid by other credit-related funds; the Investment Adviser’s potential economies of scale; and other potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In connection with the Meeting, the Trustees received written materials and oral presentations, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at a prior Board meeting, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time. During the course of their deliberations, the Independent Trustees met in executive session with their independent counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and the other, non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates for the Fund. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new, the Investment Adviser had past experience in managing other debt and credit-related portfolios, including other registered funds of which the Trustees exercised oversight, and that many of the portfolio management personnel who would be providing services to the Fund were currently providing services to

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

certain of those other registered funds. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Board of Trustees also considered the contractual fee rates payable by the Fund under the Management Agreement. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and certain administrative services that were directed to the needs and operations of the Fund as a registered closed-end interval fund.

In particular, the Trustees reviewed information on the proposed fees and the Fund’s projected total operating expense ratios, and those were compared to similar information for credit-related funds advised by other, unaffiliated investment management firms. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of fund data (the “Outside Data Provider”). The analysis provided a comparison of the Fund’s proposed management fee and projected total expenses to those of a peer group and a category median. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund, but acknowledged that the funds comprising the peer group had investment objectives and strategies that differed from those of the Fund. The Board did not consider the management fees paid to the Investment Adviser by a private fund that has an investment objective and policies similar to those of the Fund, due to the higher level of servicing required by the Fund as an interval fund and as a new type of investment product offered by the Investment Adviser. In addition, the Trustees recognized that the Fund did not yet have profitability data to evaluate.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would periodically be allowed to tender all or a portion of their Fund shares for repurchase by the Fund, subject to certain limitations imposed by the Fund, if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Board considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Management Fee
Average Daily Net Assets	Annual Rate

First $1 billion	1.00%
Next $1 billion	0.90
Next $3 billion	0.86
Next $3 billion	0.84
Over $8 billion	0.82

In approving these fee breakpoints, the Trustees considered information regarding the Investment Adviser’s potential economies of scale, if any, and whether the Fund and its shareholders would participate in the benefits of those economies. In this regard, the Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group. The Trustees noted again that the Fund was new and that the Fund’s structure as an interval fund was a new type of product offering for the Investment Adviser. In this regard, they recognized that the costs of the Investment Adviser in providing its services, and the related profitability information, would be reviewed periodically by the Trustees. The Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”), an affiliate of the Investment Adviser; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain personal and account maintenance fees pursuant to a Service Plan with the Fund; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the Investment Adviser’s ability to leverage relationships with the Fund’s third party service providers to attract more firmwide business.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their approval of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, its anticipated costs and the Fund’s reasonably anticipated asset levels, and that the Management Agreement should be approved until June 30, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $761 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity
Fund
■ Structured International Tax-
Managed Equity Fund
■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio
Retirement Strategies[2]
Fundamental Equity International
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President Peter V. Bonanno, Secretary George F. Travers, Principal Financial Officer* Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ending June 30, 2009 are available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution unless preceded or accompanied by a current prospectus. Investors should consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing or sending money. The prospectus contains this and other information about the Funds.

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved. 28766.MF.TMPL CRSTRATSAR09 / 1K / 11-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Credit Strategies Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: December 2, 2009

/s/ George F. Travers
By: George F. Travers
Chief Financial Officer of
Goldman Sachs Credit Strategies Fund

Date: December 2, 2009